Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.
Exhibit 10.3

Via Courier and Email (legalnotices@cariboubio.com )
January 30, 2023
Caribou Biosciences, Inc.
2929 7th Street, Suite 105
Berkeley, CA 94710
Attention: Chief Legal Officer
Re:    Modification of Research Plan and Associated Budget for 2023
Dear Ms. McClung:
By way of background, Caribou Biosciences, Inc. (“Caribou”) and AbbVie Manufacturing Management Unlimited Company (“AbbVie”) entered into the Collaboration and License Agreement effective February 9, 2021 (the “Agreement”). Any capitalized terms used and not otherwise defined in this Letter Agreement will have the meanings set forth under the Agreement.
The parties hereby agree as follows:
Research Costs attributable to the Research Plan and associated budget for 2023 will not exceed [***]. Any Research Costs in 2023 exceeding [***] must be approved in advance by each of the Parties in each of their respective sole discretion. The Parties agree that all manufacturing related CMC financial commitments to CMOs will occur no earlier than 2024. The Parties agree to update the Research Plan to reflect the changes set forth in this Letter Agreement (the “Amended Research Plan”), which shall also address future spending for the Initial Program Slot and Second Program Slot. Such Amended Research Plan shall be approved by the JGC by the end of Q1 2023. Notwithstanding the foregoing, failure by the JGC to approve the Amended Research Plan by the end of Q12023 shall not negate the effects of this Letter Agreement to limit 2023 Research Plan costs to [***].
Please sign below to indicate your agreement with the conditions specified above.
Sincerely,
By: /s/ Anna Maroney
Name: Anna Maroney
Title: Vice President, Head of Global Alliances, AbbVie, Inc.
Date: 1/31/2023

AGREED AND CONFIRMED ON BEHALF OF Caribou Biosciences, Inc.:
By:    /s/ Steve Kanner
Name:    Steve Kanner
Title:    Chief Scientific Officer
Date:    30-Jan-2023